UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    April 16, 2003

Digi International Inc.

(Exact name of Registrant as specified in its charter)

Delaware	0-17972	41-1532464

(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

11001 Bren Road East
Minnetonka, Minnesota	55343

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code    (952) 912-3444

SIGNATURES
EX-99 Press Release

Item 7. Exhibits.

99 Press Release dated January 16, 2002.

Item 9. Regulation FD Disclosure.

          The following information is furnished pursuant to Item 12, “Results of Operations and Financial Condition.”

          On April 16, 2003, Digi International Inc. (the “Company”) reported its financial results for its second fiscal quarter ended March 31, 2003. See the Company’s press release dated April 16, 2003, which is furnished as Exhibit 99 and incorporated by reference in this Current Report on Form 8-K.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DIGI INTERNATIONAL INC.

Date: April 16, 2003	By	/s/ Subramanian Krishnan

Subramanian Krishnan
Senior Vice President, Chief Financial Officer and Treasurer

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EXHIBIT INDEX

No.	Exhibit	Manner of Filing

99	Press Release dated April 16, 2003.	Filed
Electronically